Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2023
Significant Accounting Policies Abstract
Schedule of Property, Equipment and Leasehold Improvement are Stated at Cost Less Accumulated Depreciation and Impairment	Property, equipment and leasehold improvement are stated at cost less accumulated depreciation and impairment, if any. Depreciation is computed using the straight-line method over the following estimated useful lives:
Leasehold improvement	Shorter of the lease term or estimated economic life
Furniture and office equipment	3-5 years
Electronics equipment and others	3-6 years

Schedule of Amortization of Finite-Lived Intangible Assets	Amortization of finite-lived intangible assets is computed using the straight-line method over their estimated useful lives, which are as follows:
Software	3-5 years
Licenses	10 years
Agency agreements	2 years
Channel relationship	2 years